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                                                                   EXHIBIT 10.11

                                     AGREEMENT TO EXTEND LEASE

     Agreement that the lease dated November 15, 1998 and extensions thereof, if any, between First Central Insurance Company as Landlord, and Simon General Agency, Inc. as Tenant for 3rd Fl. 3900 sq. ft. at 266 Merrick Road, Lynbrook, New York 11563 shall be extended for a term of one (1) year, which extension shall commence December 1, 1995 and shall terminate November 30, 1996 at an amended rental, payable in monthly installments of $ (see below) on the first day of each month in advance.

     The additional amount of security to be deposited with the Landlord shall be $0 which when added to the security previously depostied with the Landlord shall total $0.

     All other tems of the above lease and extension thereof, if any, not amended by this agreement shall remain in full force and effect under this extension, except as follows:

                 RENT SHALL BE AS FOLLOWS:

                 12/1/95 - 11/30/95  $20.00 sq.ft. - $78,000.00 $6,500.00/Month




                                          FIRST CENTRAL INSURANCE COMPANY
                                          -------------------------------
                                             Landlord

Dated:    October 12, 1995           By:  /s/ Joel I.  Dollinger
                                          --------------------------------

                                          Simon  General Agency, Inc.     (L.S.)
                                          --------------------------------
                                              Tenant

                                     By:  /s/ Jeffrey Berkowitz           (L.S.)
                                          --------------------------------------
                                              Tenant

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